EXHIBIT 99

FOR IMMEDIATE RELEASE

Investor Relations Contact:	Media Relations Contact:
Steve Solcher (713) 918-4329 steve_solcher@bmc.com	Andy Foster (713) 918-2441 andy_foster@bmc.com

BMC Software Announces Fiscal 2005 Fourth Quarter Results

HOUSTON — (June 29, 2005) — BMC Software, Inc. [NYSE: BMC] today announced financial results for its fourth quarter of fiscal 2005 ended March 31, 2005.

     BMC Software’s non-GAAP net earnings excluding special items, assuming an effective tax rate of 28%, for the fourth quarter of fiscal 2005 were $19.5 million, or $0.09 per diluted common share, which is within the preliminary range provided by the Company on April 11. Fiscal 2005 fourth quarter net earnings on a GAAP basis were $15.5 million, or $0.07 per diluted share. Included in the financial tables is a reconciliation between non-GAAP and GAAP results.

     Total revenues for the fourth quarter of fiscal 2005 were $395.1 million, which is also within the preliminary range previously provided. Non-GAAP operating expenses, which exclude $26.6 million in special items, were $382.7 million. Cash flows from operations were strong in the fourth quarter and fiscal 2005 at $274.2 million and $501.9 million, respectively. The Company maintained a robust balance sheet, ending the fiscal year with a record $1.3 billion of cash and marketable securities, and a record $1.6 billion in deferred revenues.

     “During the fourth quarter and throughout fiscal 2005 our Business Service Management (BSM) strategy continued to gain momentum in the market,” said Bob Beauchamp, president and CEO, BMC Software. “In fiscal 2006, we will increase investments in our BSM strategy, including our successful and growing Service Management business. We will also introduce new products and partnerships and continue to pursue BSM-related acquisition opportunities in support of our BSM strategy.”

     License bookings in the fourth quarter of fiscal 2005 were $195.0 million, an increase of two percent compared to the December quarter and a decrease of 17 percent compared to a year ago.

BMC Software Fourth Quarter Results /Page 2

     The following table illustrates license bookings:

	Fourth Quarter FY05 Business Segment Results
($ Millions)	License	Net Change	License	License Bookings	License Bookings
	Revenues	in Deferred License	Bookings*	Percent Growth vs.	Percent Growth vs.
		Revenue		Q4FY04	Q3FY05
DM – Mainframe	35.3	19.0	54.3	(23)%	(3)%
MAINVIEW®	11.6	3.5	15.1	(31)%	(36)%

Mainframe Management	46.9	22.5	69.4	(25)%	(12)%

Scheduling & Output Mgmt.	18.7	5.0	23.7	2%	30%
DM – Distributed Systems	13.8	3.7	17.5	(34)%	65%
PATROL®	28.1	4.7	32.8	(38)%	(2)%

Distributed Systems Mgmt.	60.6	13.4	74.0	(28)%	19%

Service Management	41.9	6.2	48.1	26%	6%

Identity Management	3.1	0.0	3.1	19%	(6)%

Total BMC	152.7	42.3	195.0	(17)%	2%

Due to the exclusion of the non-material category of “Other,” all totals do not foot.

*License bookings measure the value of new license contracts signed during the quarter, including both the amount that goes to the income statement and the amount that goes to the deferred license revenue account on the balance sheet. License bookings can be calculated by adding license revenues and the net change in the deferred license revenue balance.

     BMC Software continued its stock repurchase program, spending $17 million to repurchase 1.1 million shares during the fourth fiscal quarter of 2005. During the first fiscal quarter of 2006, BMC Software has increased its share buyback rate, spending $86 million to repurchase 5.0 million shares.

     Fiscal 2006 Guidance

     As announced on May 23, the Company expects fiscal 2006 revenues to be in the $1.48 billion to $1.50 billion range and fiscal 2006 non-GAAP earnings per share, which excludes special items, to be in the $0.86 to $0.92 range. Fiscal 2006 estimates exclude an estimated $0.52 per share of amortization of acquired technology and intangibles, exit costs due to the Company’s previously announced restructuring and the incremental tax expense on repatriating previously unremitted foreign earnings.

BMC Software Fourth Quarter Results /Page 3

     BMC Software expects cash flows from operations for fiscal 2006 to exceed $500 million even after an estimated $40 to $50 million in cash outlays associated with the restructuring efforts.

     Repatriation of Foreign Earnings

     Pursuant to the provisions of the American Jobs Creation Act of 2004, the Company plans on repatriating approximately $717 million of previously unremitted foreign earnings throughout fiscal 2006. Accordingly, the Company will record a tax provision of approximately $36 million during the quarter ending June 30, 2005.

     Sarbanes-Oxley Section 404 Update

     The Company has completed an extensive assessment of its internal controls, as required by the Sarbanes-Oxley Act, and identified three material weaknesses as of March 31, 2005. These weaknesses and the Company’s plans to remediate them are fully detailed in the Company’s Annual Report on Form 10-K, which has been filed with the SEC today.

     “After these issues were identified, extensive analyses and significant additional testing processes were conducted to complete our audit and financial statements,” said George Harrington, chief financial officer, BMC Software.

     Conference Call

     A conference call to discuss fourth quarter results is scheduled for today, June 29, 2005 at 4:00 p.m. Central time. Those interested in participating may call (719) 457-2625 and use the passcode BMC. To access a replay of the conference call, which will be available for one week, dial (719) 457-0820 and use the passcode BMC. A live webcast of the conference call and presentation will be available on the Company’s website at www.bmc.com/investors. A replay of the webcast will be available within 24 hours and archived on the website for 90 days.

     Non-GAAP Financial Measures

     This press release includes the non-GAAP financial measures of net earnings, diluted earnings per share and operating expenses excluding charges for (i) amortization of acquired technology and intangibles, (ii) acquired research and development and (iii) impairment of goodwill. These items are excluded, as they are non-cash charges related to completed acquisitions. The non-GAAP financial measures of net earnings and diluted earnings per share are also adjusted to reflect an effective tax rate of 28% which differs from the GAAP rate. We have applied a standard

BMC Software Fourth Quarter Results /Page 4

28% tax rate to normalize our results against historical reported results. A reconciliation between the GAAP results and the non-GAAP results excluding these items is included with the financial tables accompanying this press release.

     BMC Software’s management uses both GAAP and non-GAAP results in its evaluation of the performance of the Company; although, the non-GAAP results are used for budgeting and for determining executive compensation on a quarterly basis.

     While GAAP results are more comprehensive, the Company provides investors supplemental non-GAAP measures and the reconciliation of non-GAAP to GAAP information to provide additional insight into BMC Software’s financial results. Because non-GAAP gauges are not influenced by certain non-cash or non-recurring expenses, they can add value by focusing on the ongoing performance of the Company’s core operations and by giving investors additional options for tracking historical and expected results.

     About BMC Software

     BMC Software, Inc. [NYSE:BMC] is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2005 revenues of more than $1.46 billion. For more information about BMC Software, visit www.bmc.com.

     This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as “believe,” “anticipate,” “expect,“ “estimate” and “guidance” are forward-looking statements. Numerous important factors affect BMC Software’s operating results and could cause BMC Software’s actual results to differ materially from the forecasts and estimates indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) BMC Software’s revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 2) BMC Software’s operating costs and expenses are relatively fixed over the short term; 3) increased competition and pricing pressures could adversely affect BMC Software’s earnings; 4) BMC Software’s maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 5) new software products and product strategies may not be timely introduced or successfully adopted; 6) BMC Software’s quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software’s

BMC Software Fourth Quarter Results /Page 5

filings with the SEC; 7) BMC Software’s effective tax rate is subject to quarterly fluctuation and any change in such tax rate could affect the company’s earnings; and 8) the additional risks and important factors described in BMC Software’s quarterly reports on Form 10-Q and in its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this lease.

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BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. © 2005, BMC Software, Inc. All rights reserved.

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	March 31,
	Fiscal	Fiscal	Percentage
	2004	2005	Change
	(In millions, except
	per share data)
Revenues:
License	$182.5	$152.7	-16%
Maintenance	194.3	217.4	12%
Professional services	23.4	25.0	7%

Total revenues	400.2	395.1	-1%

Cost of license revenues	40.3	33.9	-16%
Cost of maintenance revenues	52.0	49.2	-5%
Cost of professional services	20.3	23.2	14%
Selling and marketing expenses	154.7	156.1	1%
Research and development expenses	54.5	66.5	22%
General and administrative expenses	47.0	67.2	43%
Amortization of intangible assets	4.0	5.7	43%
Acquired research and development	1.0	3.8	280%
Impairment of goodwill	—	3.7	n/m

Total operating expenses	373.8	409.3	9%

Operating income (loss)	26.4	(14.2)	-154%
Other income, net	13.9	14.7	6%

Earnings (loss) before income taxes	40.3	0.5	-99%
Income tax provision (benefit)	3.4	(15.0)	n/m

Net earnings (loss)	$36.9	$15.5	-58%

Diluted earnings (loss) per share	$0.16	$0.07	-56%

Shares used in computing diluted earnings (loss) per share	227.9	222.4	-2%

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
NON-GAAP STATEMENTS OF OPERATIONS EXCLUDING SPECIAL ITEMS
(Unaudited)

	Three Months Ended
	March 31,
	Fiscal	Fiscal	Percentage
	2004	2005	Change
	(In millions, except
	per share data)
Revenues:
License	$182.5	$152.7	-16%
Maintenance	194.3	217.4	12%
Professional services	23.4	25.0	7%

Total revenues	400.2	395.1	-1%

Cost of license revenues	28.7	19.7	-31%
Cost of maintenance revenues	52.0	49.5	-5%
Cost of professional services	20.3	23.2	14%
Selling and marketing expenses	154.7	156.2	1%
Research and development expenses	54.5	66.9	23%
General and administrative expenses	47.0	67.2	43%

Total operating expenses	357.2	382.7	7%

Operating income (loss)	43.0	12.4	-71%
Other income, net	13.9	14.7	6%

Earnings (loss) before income taxes	56.9	27.1	-52%
Income tax provision (benefit)	16.1	7.6	-53%

Net earnings (loss)	$40.8	$19.5	-52%

Diluted earnings (loss) per share	$0.18	$0.09	-50%

Shares used in computing diluted earnings (loss) per share	227.9	222.4	-2%

See the accompanying Supplemental Analysis of Effect of Special Items, where these Non-GAAP Statements of Operations Excluding Special Items are reconciled to the Statements of Operations prepared in accordance with U.S. generally accepted accounting principles.

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended
	March 31,
	Fiscal	Fiscal	Percentage
	2004	2005	Change
	(In millions, except
	per share data)
Revenues:
License	$577.4	$546.5	-5%
Maintenance	756.4	824.3	9%
Professional services	84.9	92.2	9%

Total revenues	1,418.7	1,463.0	3%

Cost of license revenues	169.5	130.3	-23%
Cost of maintenance revenues	210.3	184.7	-12%
Cost of professional services	79.2	91.8	16%
Selling and marketing expenses	610.2	557.7	-9%
Research and development expenses	259.5	222.5	-14%
General and administrative expenses	174.6	213.1	22%
Amortization of intangible assets	13.3	20.7	56%
Acquired research and development	1.0	4.0	300%
Impairment of goodwill	—	3.7	n/m
Settlement of litigation	—	11.3	n/m

Total operating expenses	1,517.6	1,439.8	-5%

Operating income (loss)	(98.9)	23.2	n/m
Other income, net	69.5	75.0	8%

Earnings (loss) before income taxes	(29.4)	98.2	n/m
Income tax provision (benefit)	(2.6)	22.9	n/m

Net earnings (loss)	$(26.8)	$75.3	n/m

Diluted earnings (loss) per share	$(0.12)	$0.34	n/m

Shares used in computing diluted earnings (loss) per share	226.7	224.0	-1%

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
BALANCE SHEETS
(Unaudited)

	March 31,	March 31,
	2004	2005
	(In millions)
Current assets:
Cash and cash equivalents	$612.3	$820.1	(a)
Marketable securities	296.6	108.7	(a)
Trade accounts receivable, net	172.6	191.8
Current trade finance receivables, net	175.5	151.8
Other current assets	179.4	168.0

Total current assets	1,436.4	1,440.4

Property and equipment, net	396.0	383.7
Software development costs and related assets, net	138.9	126.1
Long-term marketable securities	304.1	354.3	(a)
Long-term finance receivables, net	158.7	126.1
Acquired technology, goodwill and intangibles, net	520.1	687.9
Other long-term assets	90.6	179.8

	$3,044.8	$3,298.3

Current liabilities:
Accounts payable and accrued liabilities	$318.5	$320.8
Current portion of deferred revenue	660.9	764.3

Total current liabilities	979.4	1,085.1

Long-term deferred revenue	740.7	868.0
Other long-term liabilities	109.5	83.4
Total stockholders’ equity	1,215.2	1,261.8

	$3,044.8	$3,298.3

(a) Total cash and marketable securities are $1,283.1 at March 31, 2005

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended
	March 31,
	Fiscal	Fiscal
	2004	2005
	(In millions)
Cash flows from operating activities:
Net earnings (loss)	$(26.8)	$75.3
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	259.4	221.7
(Gain) loss on sale or impairment of technology assets and investments	0.3	2.6
(Gain) loss on previously securitized finance receivables	—	(8.0)
Other non-cash charges (benefits)	(34.3)	(27.3)
(Increase) decrease in finance receivables	(5.4)	54.6
Increase (decrease) in current and long-term deferred revenue	222.9	223.8
Increase (decrease) in payables to third-party financing institutions for finance receivables	(11.2)	(7.5)
Increase (decrease) in accrued exit costs	68.6	(27.4)
Net change in trade receivables, payables and other components of working capital	25.2	(5.9)

Net cash provided by (used in) operating activities	498.7	501.9

Cash flows from investing activities:
Cash paid for technology acquisitions and other investments, net of cash acquired	(53.8)	(266.1)
Cash receipts from previously securitizeed finance receivables	—	10.0
Purchases of marketable securities	(322.3)	(190.9)
Proceeds from maturities/sales of marketable securities	229.3	330.5
Purchases of property and equipment	(50.4)	(57.7)
Capitalization of software development costs and related assets	(53.3)	(61.7)
Other investing activities	2.1	1.3

Net cash provided by (used in) investing activities	(248.4)	(234.6)

Cash flows from financing activities:
Payments on capital leases	(3.2)	(5.1)
Stock options exercised and other	29.6	28.4
Treasury stock acquired	(170.1)	(87.0)

Net cash provided by (used in) financing activities	(143.7)	(63.7)

Effect of exchange rate changes on cash	5.6	4.2

Net change in cash and cash equivalents	112.2	207.8
Cash and cash equivalents, beginning of period	500.1	612.3

Cash and cash equivalents, end of period	$612.3	$820.1

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
(Unaudited)

	Three Months Ended March 31, 2004				Three Months Ended March 31, 2005
		Special		Non-GAAP, Excluding		Special		Non-GAAP, Excluding
	As Reported	Items		Special Items	As Reported	Items		Special Items
	(In millions, except per share data)					(In millions, except per share data)
Revenues:
License	$182.5	$—		$182.5	$152.7	$—		$152.7
Maintenance	194.3	—		194.3	217.4	—		217.4
Professional services	23.4	—		23.4	25.0	—		25.0

Total revenues	400.2	—		400.2	395.1	—		395.1

Cost of license revenues	40.3	(11.6	)(b)	28.7	33.9	(14.2)	(a,b)	19.7
Cost of maintenance revenues	52.0	—		52.0	49.2	0.3	(a)	49.5
Cost of professional services	20.3	—		20.3	23.2	—		23.2
Selling and marketing expenses	154.7	—		154.7	156.1	0.1	(a)	156.2
Research and development expenses	54.5	—		54.5	66.5	0.4	(a)	66.9
General and administrative expenses	47.0	—		47.0	67.2	—		67.2
Amortization of intangible assets	4.0	(4.0	)(b)	—	5.7	(5.7	)(b)	—
Acquired research and development	1.0	(1.0	)(c)	—	3.8	(3.8	)(c)	—
Impairment of goodwill	—	—		—	3.7	(3.7	)(d)	—

Total operating expenses	373.8	(16.6)		357.2	409.3	(26.6)		382.7

Operating income (loss)	26.4	16.6		43.0	(14.2)	26.6		12.4
Other income, net	13.9	—		13.9	14.7	—		14.7

Earnings (loss) before income taxes	40.3	16.6		56.9	0.5	26.6		27.1
Income tax provision (benefit)	3.4	12.7	(e)	16.1	(15.0)	22.6	(e,f)	7.6

Net earnings (loss)	$36.9	$3.9		$40.8	$15.5	$4.0		$19.5

Diluted earnings (loss) per share	$0.16	$0.02		$0.18	$0.07	$0.02		$0.09

Shares used in computing diluted earnings (loss) per share	227.9	227.9		227.9	222.4	222.4		222.4

(a) Changes in estimates related to exit activities		$—				$1.0
(b) Amortization of acquired technology & intangibles		$(15.6)				$(20.1)
(c) Acquired research and development		$(1.0)				$(3.8)
(d) Impairment of goodwill		$—				$(3.7)
(e) Tax effect of special items and adjustment to effective tax rate of 28%		$12.7				$(4.1)
(f) Adjustment of valuation allowance		$—				$26.7

BMC Software Announces Fourth Quarter Financial Results

BMC SOFTWARE, INC. AND SUBSIDIARIES
SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
FOR THE YEAR ENDED MARCH 31, 2005
(Unaudited)

		Special		Non-GAAP, Excluding
	As Reported	Items		Special Items
	(In millions, except per share data)
Revenues:
License	$546.5	$—		$546.5
Maintenance	824.3	—		824.3
Professional services	92.2	—		92.2

Total revenues	1,463.0	—		1,463.0

Cost of license revenues	130.3	(53.6	)(a,b)	76.7
Cost of maintenance revenues	184.7	1.9	(a)	186.6
Cost of professional services	91.8	—		91.8
Selling and marketing expenses	557.7	(1.5	)(a)	556.2
Research and development expenses	222.5	2.3	(a)	224.8
General and administrative expenses	213.1	—		213.1
Amortization of intangible assets	20.7	(20.7	)(b)	—
Acquired research and development	4.0	(4.0	)(c)	—
Impairment of goodwill	3.7	(3.7	)(d)	—
Settlement of litigation	11.3	(11.3	)(e)	—

Total operating expenses	1,439.8	(90.6)		1,349.2

Operating income (loss)	23.2	90.6		113.8
Other income, net	75.0	—		75.0

Earnings (loss) before income taxes	98.2	90.6		188.8
Income tax provision (benefit)	22.9	29.5	(f,g,h)	52.4

Net earnings (loss)	$75.3	$61.1		$136.4

Diluted earnings (loss) per share	$0.34	$0.27		$0.61

Shares used in computing diluted earnings (loss) per share	224.0	224.0		224.0

(a) Changes in estimates related to exit activities		$3.5
(b) Amortization of acquired technology & intangibles		$(75.1)
(c) Acquired research and development		$(4.0)
(d) Impairment of goodwill		$(3.7)
(e) Settlement of litigation		$(11.3)
(f) Tax effect of special items and adjustment to effective tax rate of 28%		$13.9
(g) Adjustments to income tax accruals		$(11.1)
(h) Adjustment of valuation allowance		$26.7